                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of June 23, 1999 (this "Amendment"), to the Five-Year Credit Agreement dated as of June 24, 1998 (as in effect prior to the date hereof, the "Credit Agreement"), between BOWATER INCORPORATED (the "Company"), the Subsidiary Borrowers, the Banks and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

                  The Company desires to modify certain covenants of the Credit Agreement, and the Banks are willing to make such modifications on the terms and conditions of this Amendment below. Accordingly, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, with effect as of the date hereof, the parties hereby agree that the Credit Agreement shall be amended as follows:

                  (a) Clause (j) of Section 9.06 of the Credit Agreement shall be amended by deleting the percentage "10%" and replacing it with "15%".

                  (b) Clause (f) of Section 9.11 of the Credit Agreement shall be amended by deleting the percentage "10%" and replacing it with "15%".

                  Section 3. Conditions Precedent. Section 2 hereof shall become effective as of the date hereof upon the satisfaction of each of the following:

                  (a) the due execution and delivery of this Amendment by the Company, any and all Subsidiary Borrowers, the Majority Banks and the Administrative Agent; and

                  (b) the due execution and delivery of an amendment and restatement (or other amendatory agreement) by the parties to the 364-Day Credit Agreement dated as of June 24, 1998 (the "364-Day Agreement"), between the Company, the Subsidiary Borrowers, the Banks party thereto and The Chase Manhattan Bank, as administrative agent thereunder, that effects amendments to the 364-Day Agreement corresponding to those contained in Section 2 hereof.

                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement in the Credit Agreement, as amended hereby, shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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                                      -2-


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                              COMPANY

                                   BOWATER INCORPORATED


Witness:  /s/ Duane A. Owens       By: /s/ William Harvey
         -------------------           -----------------------------------------
                                       Name:  William Harvey
                                       Title:  Vice President & Treasurer


                              ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK,
                                   as Administrative Agent


                                   By: /s/ Robert Anastasio
                                       -----------------------------------------
                                       Name:  Robert Anastasio
                                       Title:  Vice President


                              BANKS

                                   THE CHASE MANHATTAN BANK,

                                   By: /s/ Robert Anastasio
                                       -----------------------------------------
                                       Name:  Robert Anastasio
                                       Title:  Vice President

                                   THE BANK OF NEW YORK

                                   By: /s/ Ann Marie Hughes
                                       -----------------------------------------
                                       Name:  Ann Marie Hughes
                                       Title:  Vice President

                                   NATIONSBANK, N.A

                                   By: /s/ Michael W. Colon
                                       -----------------------------------------
                                       Name:  Michael W. Colon
                                       Title:  Vice President

                                   ABN AMRO BANK

                                   By: /s/ Leif H. Olsson
                                       -----------------------------------------
                                       Name:  Leif H. Olsson
                                       Title:  Senior Vice President

                                   By: /s/ David McGinnis
                                       -----------------------------------------
                                       Name:  David McGinnis
                                       Title:  Vice President

                                   FIRST UNION NATIONAL BANK

                                   By: /s/ J. Andrew Phelps
                                       -----------------------------------------
                                       Name:  J. Andrew Phelps
                                       Title: AVP

                                   MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK

                                   By: /s/ Robert Bottamedi
                                       -----------------------------------------
                                       Name:  Robert Bottamedi
                                       Title:  Vice President

                                   NATIONAL BANK OF CANADA

                                   By:      [not signed]
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   By:      [not signed]
                                       -----------------------------------------
                                       Name:
                                       Title:

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                                      -4-



                                   WESTDEUTSCHE LANDESBANK
                                     GIROZENTRALE
                                     NEW YORK BRANCH

                                   By: /s/ Cynthia M. Niesen
                                       -----------------------------------------
                                       Name:  Cynthia M. Niesen
                                       Title:  Managing Director

                                   By: /s/ Walter T. Duffy III
                                       -----------------------------------------
                                       Name:  Walter T. Duffy III
                                       Title:  Vice President

                                   TORONTO DOMINION (TEXAS), INC.

                                   By: /s/ Alva J. Jones
                                       -----------------------------------------
                                       Name: Alva J. Jones
                                       Title:  Vice President

                                   WACHOVIA BANK, N.A.

                                   By: /s/ Suzanne Morrison
                                       -----------------------------------------
                                       Name:  Suzanne Morrison
                                       Title:  Vice President

                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ Patrick J. Hawes
                                       -----------------------------------------
                                       Name:  Patrick J. Hawes
                                       Title: Comptroller

                                   SUNTRUST BANK, NASHVILLE, N.A.

                                   By: /s/ J. Lee Lamprecht
                                       -----------------------------------------
                                       Name:  J. Lee Lamprecht
                                       Title: S.V.P.

                                   BANK OF MONTREAL

                                   By: /s/ Brian L. Banke
                                       -----------------------------------------
                                       Name:  Brian L. Banke
                                       Title: Director


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                                      -5-


                                   PNC BANK, NATIONAL ASSOCIATION

                                   By:      [not signed]
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   DG BANK, DEUTSCHE
                                     GENOSSENSCHAFTSBANK, AG
                                     CAYMAN ISLANDS BRANCH

                                   By: /s/ Eric K. Zimmerman
                                       -----------------------------------------
                                       Name:  Eric K. Zimmerman
                                       Title:  Assistant Vice President


                                   By: /s/ Kurt A. Morris
                                       -----------------------------------------
                                       Name:  Kurt A. Morris
                                       Title:  Vice President